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                                                                       Exhibit 9


                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                POWER OF ATTORNEY

                                Bruce D. Gardner
                                Joseph H. Gareau
                                 Joseph Kanarek
                                 Thomas M. Marra
                                Lowndes A. Smith
                               Lizabeth H. Zlatkus

do hereby jointly and severally authorize Lynda Godkin and/or Scott K. Richardson to sign as their agent, any Registration Statement, pre-effective amendment, and any post-effective amendment of the ITT Hartford Life and Annuity Insurance Company under the Securities Act of 1933 and/or the Investment
Company Act of 1940.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


      /s/ Bruce D. Gardner             Dated:
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         Bruce D. Gardner


      /s/ Joseph H. Gareau             Dated:
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         Joseph H. Gareau


       /s/ Joseph Kanarek              Dated:
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          Joseph Kanarek


      /s/ Thomas M. Marra              Dated:
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         Thomas M. Marra


      /s/ Lowndes A. Smith             Dated:
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         Lowndes A. Smith


     /s/ Lizabeth H. Zlatkus           Dated:
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        Lizabeth H. Zlatkus